Exhibit 10.9.1
Amendment No. 1 to Credit Agreement
This Amendment No. 1 to Credit Agreement (this “Amendment”), is dated as of October 13, 2021 (the “Effective Date”) among Sunnova Asset Portfolio 8, LLC, a Delaware limited liability company (the “Borrower”), Sunnova SLA Management, LLC, a Delaware limited liability company, as manager (in such capacity, the “Manager”), Sunnova SLA Management, LLC, a Delaware limited liability company, as servicer (in such capacity, the “Servicer”), Sunnova Asset Portfolio 8 Holdings, LLC, a Delaware limited liability company (the “Seller”), the financial institution party hereto (such financial institution, the “Lender”) and Banco Popular de Puerto Rico, as agent for the Lender (in such capacity, the “Agent”).
Recitals:
WHEREAS, the Borrower, the Manager, the Servicer, the Seller, the Lender, each other financial institution party thereto from time to time, the Funding Agents, the Agent, and U.S. Bank National Association, as custodian, entered into the Credit Agreement, dated as of September 30, 2020 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”); and
WHEREAS, in accordance with Section 9.2 of the Credit Agreement, the parties hereto desire to amend the Credit Agreement subject to the terms hereof.
NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, and for other good and adequate consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows (except as otherwise defined in this Amendment, terms defined in the Credit Agreement are used herein as defined therein):
Section 1.01.    Amendments.
Subject to the satisfaction of the conditions precedent set forth in Section 2.01 below, the Credit Agreement shall be, and it hereby is, amended so that the defined term “Amortization Event” appearing in Exhibit A of the Credit Agreement is amended and restated in its entirety to read as follows:
    “Amortization Event” shall mean the occurrence of the any of the following events:
    (i)    the occurrence of a Servicer Termination Event;
    (ii)    the Three Month Rolling Average Delinquency Level is greater than 0.75%;
    (iii)    the Three Month Rolling Average Default Level is greater than 0.50%;
    (iv)    an Event of Default occurs;
    (v)     the three-month average Excess Spread is less than 0%; or

    (vi)     SEC breaches any of the SEC Financial Covenants and such breach has not been cured in accordance with Section 5(q) of the Guaranty;
provided, that (A) upon the occurrence of an Amortization Event of the type described in clause (ii) above, such Amortization Event shall terminate on the Payment Date on which the Three Month Rolling Average Delinquency Level is equal to or less than 0.50% for a period of three (3) consecutive calendar months, (B) upon the occurrence of an Amortization Event of the type described in clause (iii) above, such Amortization Event shall terminate on the Payment Date on which the Three Month Rolling Average Default Level is equal to or less than 0.50%, (C) upon the occurrence of an Amortization Event of the type described in clause (iv) above, such Amortization Event shall terminate on the Payment Date on which the relevant Event of Default shall no longer be continuing and (D) upon the occurrence of an Amortization Event of the type described in clause (v) above, such Amortization Event shall continue until the next Payment Date that the three-month average Excess Spread is equal to or greater than 0%; provided further, that no Amortization Event (or Potential Amortization Event related thereto) of the type described in clause (ii), (iii) or (v) above shall be deemed to have occurred under the Transaction Documents, including for purposes of Section 3.2(A)(iv), and the Availability Period shall not be terminated in connection therewith, during any period commencing on the date on which no Advances are outstanding hereunder and ending on the date on which the Monthly Servicer Report for the first full Collection Period following the next Borrowing Date is required to be delivered.
Section 2.01.    Conditions Precedent to Effectiveness of Amendment.
The effectiveness of this Amendment is subject to the Agent, the Borrower, the Manager, the Servicer, the Seller, and the Lender shall have executed and delivered this Amendment.
Section 3.01.    Representations and Warranties
Each of the Borrower, the Manager, the Servicer, and the Seller hereby represents and warrants to the Secured Parties that, after giving effect to this Amendment: (a) the representations and warranties set forth in each of the Transaction Documents by each of the Borrower, the Manager, the Servicer, and the Seller, as applicable, are true and correct in all material respects on and as of the date hereof, with the same effect as though made on and as of such date (except to the extent that any representation and warranty expressly relates to an earlier date, then such earlier date), and (b) as of the Effective Date after giving effect to this Amendment, no Amortization Event, Event of Default, Potential Amortization Event or Potential Default has occurred and is continuing.
Section 4.01    References in all Transaction Documents.
To the extent any Transaction Document contains a provision that conflicts with the intent of this Amendment, the parties agree that the provisions herein shall govern.
Section 5.01.    Counterparts.
This Amendment may be executed in multiple counterparts (including electronic PDF), each of which shall be an original and all of which taken together shall constitute but one and the same agreement. This Amendment shall be valid, binding, and enforceable against a party only when executed by an authorized individual on behalf of the party by means of (i) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, in each case to the extent applicable; (ii) an original manual signature; or (iii) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any electronic signature or faxed, scanned, or photocopied manual signature of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof.
Section 5.02.    Governing Law.
This Amendment shall, in accordance with Section 5-1401 of the General Obligations Law of the State of New York, be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflicts of law principles thereof that would call for the application of the laws of any other jurisdiction.
Section 5.03.    Severability of Provisions.
If any one or more of the covenants, agreements, provisions or terms of this Amendment shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions of this Amendment.
Section 5.04.    Continuing Effect.
Except as expressly amended hereby, each Transaction Document shall continue in full force and effect in accordance with the provisions thereof and each Transaction Document is in all respects hereby ratified, confirmed and preserved.
Section 5.05.    Successors and Assigns.
This Amendment shall be binding upon and inure to the benefit of the Borrower, the Custodian and the Agent and each Lender, and their respective successors and permitted assigns.
Section 5.06    Costs and Expenses.
The Borrower agrees to pay all costs and expenses in connection with the preparation, execution, delivery, administration, modification, amendment and/or waiver of this Amendment as required by Section 9.6 of the Credit Agreement.
Notwithstanding the foregoing sentence and any provision of the Fee Letter or the other Transaction Documents to the contrary, the Agent and the Lender hereby agree that no Amendment Fee (as defined in the Fee Letter) is due by the Borrower in connection with this Amendment.

[Signature pages follow]

In Witness Whereof, the parties hereto have caused this Amendment No. 1 to Credit Agreement be executed and delivered as of the date first above written.
Sunnova Asset Portfolio 8, LLC, as the Borrower

By: /s/ Robert L. Lane
    Name: Robert L. Lane
    Title: Executive Vice President,
Chief Financial Officer

Sunnova SLA Management, LLC,
as Manager

By: /s/ Robert L. Lane
    Name: Robert L. Lane
    Title: Executive Vice President,
Chief Financial Officer

Sunnova Asset Portfolio 8 Holdings, LLC, as Seller

By: /s/ Robert L. Lane
    Name: Robert L. Lane
    Title: Executive Vice President,
Chief Financial Officer

Sunnova SLA Management, LLC,
as Servicer

By: /s/ Robert L. Lane
    Name: Robert L. Lane
    Title: Executive Vice President,
Chief Financial Officer
[Signature Page to Amendment No. 1 to Credit Agreement]

Banco Popular de Puerto Rico, as Agent and as Lender

By: /s/ Juan Carlos Gorbea
    Name: Juan Carlos Gorbea
    Title: AVP & Commercial Relationship Officer

[Signature Page to Amendment No. 1 to Credit Agreement]